EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FIRST QUARTER 2022 FINANCIAL RESULTS

•Subscription revenue of $48.8 million, up 14% year-over-year.
•Recurring gross margin of 76%, up 500 basis points year-over-year.

HOUSTON – May 3, 2022 — PROS Holdings, Inc. (NYSE: PRO), a market-leading provider of SaaS solutions optimizing shopping and selling experiences, today announced financial results for the first quarter ended March 31, 2022.

“I’m proud of our team for delivering a strong start to 2022, evident by the fact that we more than doubled our deal count year-over-year in the first quarter,” stated CEO Andres Reiner. “Our solutions are mission critical to businesses looking to manage inflation and accelerate revenue growth in today’s economy. The innovations we’ve brought to market, coupled with the investments we’ve made in our people, position us well to capitalize on the large market opportunity in front of us.”

First Quarter 2022 Financial Highlights

Key financial results for the first quarter 2022 are shown below. Throughout this press release all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q1 2022	Q1 2021	Change	Q1 2022	Q1 2021	Change
Revenue:
Total Revenue	$66.5	$61.4	8%	n/a	n/a	n/a
Subscription Revenue	$48.8	$42.6	14%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$56.6	$52.3	8%	n/a	n/a	n/a
Profitability:
Gross Profit	$39.1	$34.9	12%	$41.9	$36.1	16%
Operating Loss	$(26.5)	$(20.6)	$(5.9)	$(10.8)	$(11.6)	$0.8
Net Loss	$(28.6)	$(22.0)	$(6.6)	$(9.7)	$(9.7)	$—
Net Loss Per Share	$(0.64)	$(0.50)	$(0.14)	$(0.21)	$(0.22)	$0.01
Adjusted EBITDA	n/a	n/a	n/a	$(9.1)	$(9.4)	$0.2
Cash:
Net Cash Used in Operating Activities	$(11.0)	$(4.4)	$(6.6)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(11.5)	$(4.6)	$(6.8)

The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Welcomed new customers who are adopting PROS solutions such as Abcam, Brunswick, FlyPOP, PLAY Airlines, LaserShip, Wihuri Group, and one of the top five oil majors in the world, among others.

•Won the 2022 AI Excellence Award for Automated Reasoning, demonstrating PROS leadership in developing impactful automated reasoning capabilities delivered through the PROS Platform that help customers win in their markets and generate more than 6% revenue improvement, on average.

•Named a winner in the prestigious 2022 CRM Watchlist for the seventh consecutive year, in recognition of PROS market-leading AI innovations, authentic culture, and deep customer relationships.

•Named to the Constellation ShortListTM for Price Optimization and Configure, Price, Quote for the fifth consecutive year, in recognition of PROS price optimization and omnichannel selling capabilities that are helping customers deliver on their digital selling objectives.

•Published PROS 2021 ESG Report, highlighting our perspectives on and approach to environmental, social and governance issues that matter most to PROS customers, employees, and investors.

Financial Outlook

PROS currently anticipates the following based on an estimated 45.2 million basic weighted average shares outstanding for the second quarter of 2022 and a 22% non-GAAP estimated tax rate for the second quarter and full year 2022.

	Q2 2022 Guidance	v. Q2 2021 at Mid-Point	Full Year 2022 Guidance	v. Prior Year at Mid-Point
Total Revenue	$66.0 to $67.0	7%	$268.0 to $271.0	7%
Subscription Revenue	$49.25 to $49.75	12%	$200.5 to $202.5	13%
ARR	n/a	n/a	$246.0 to $250.0	9%
Subscription ARR	n/a	n/a	$224.0 to $228.0	16%
Non-GAAP Loss Per Share	$(0.19) to $(0.17)	$(0.04)	n/a	n/a
Adjusted EBITDA	$(8.0) to $(7.0)	$(2.8)	$(28.0) to $(25.0)	$(1.7)
Free Cash Flow	n/a	n/a	$(25.0) to $(21.0)	$(2.8)
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Tuesday, May 3, 2022, at 4:45 p.m. EDT to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Tuesday, May 17, 2022, 11:59 PM EDT at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13728242.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a market-leading provider of SaaS solutions that optimize shopping and selling experiences. Built on the PROS Platform, these intelligent solutions leverage business AI, intuitive user experiences and process automation to deliver frictionless, personalized purchasing experiences designed to meet the real-time demands of today’s B2B and B2C omnichannel shoppers, regardless of industry. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the business impact and duration of the coronavirus (COVID-19) pandemic; our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak, including variants, and, among other effects, the timeframe for recovery of the travel industry, (b) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (c) increasing business from customers and maintaining subscription renewal rates, (d) managing our growth effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, (v) migrating customers to our latest cloud solutions, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP loss from operations or non-GAAP operating loss, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net loss, and basic earnings (loss) per share or non-GAAP net loss per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of loss by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of loss by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP loss from operations, annual recurring revenue, non-GAAP loss per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP loss from operations: Non-GAAP loss from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and severance. Non-GAAP loss from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•Severance: Severance costs relate to the separation of our Chief Operations Officer in Q1 2022 and costs related to other internal role consolidations. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
Non-GAAP loss per share: Non-GAAP net loss excludes the items listed above as excluded from non-GAAP loss from operations and also excludes amortization of debt issuance costs and the taxes related to these items and the items excluded from non-GAAP loss from operations. Estimates of non-GAAP loss per share are calculated by dividing estimates for non-GAAP loss by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP loss from operations, non-GAAP net loss excludes the following items from non-GAAP estimates:
•Amortization of Debt Issuance Costs: Amortization of debt issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure. Subscription ARR is calculated in the same manner, but excludes maintenance and support ARR.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net loss before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, depreciation and amortization and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5895
ir@pros.com

Media Contact:
Amy Williams
713-335-5978
awilliams@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	March 31, 2022	December 31, 2021
Assets:
Current assets:
Cash and cash equivalents	$217,393	$227,553
Trade and other receivables, net of allowance of $1,039 and $1,206, respectively	52,803	40,581
Deferred costs, current	5,883	5,772
Prepaid and other current assets	10,719	9,623
Total current assets	286,798	283,529
Property and equipment, net	28,141	30,958
Operating lease right-of-use assets	21,534	25,732
Deferred costs, noncurrent	9,447	9,510
Intangibles, net	24,643	27,618
Goodwill	107,929	108,133
Other assets, noncurrent	8,119	9,003
Total assets	$486,611	$494,483
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$7,957	$4,034
Accrued liabilities	12,389	12,631
Accrued payroll and other employee benefits	18,753	31,994
Operating lease liabilities, current	7,510	8,457
Deferred revenue, current	117,642	97,713
Total current liabilities	164,251	154,829
Deferred revenue, noncurrent	11,160	8,553
Convertible debt, net, noncurrent	288,660	288,287
Operating lease liabilities, noncurrent	34,180	38,034
Other liabilities, noncurrent	1,182	1,196
Total liabilities	499,433	490,899
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 49,859,907 and 49,201,265 shares issued, respectively; 45,179,184 and 44,520,542 shares outstanding, respectively	50	49
Additional paid-in capital	559,148	546,693
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(537,292)	(508,652)
Accumulated other comprehensive loss	(4,881)	(4,659)
Total stockholders’ (deficit) equity	(12,822)	3,584
Total liabilities and stockholders’ (deficit) equity	$486,611	$494,483

PROS Holdings, Inc.
Condensed Consolidated Statements of Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Revenue:
Subscription	$48,765	$42,648
Maintenance and support	7,855	9,674
Total subscription, maintenance and support	56,620	52,322
Services	9,872	9,056
Total revenue	66,492	61,378
Cost of revenue:
Subscription	13,779	13,801
Maintenance and support	2,167	2,258
Total cost of subscription, maintenance and support	15,946	16,059
Services	11,415	10,433
Total cost of revenue	27,361	26,492
Gross profit	39,131	34,886
Operating expenses:
Selling and marketing	25,287	21,564
Research and development	24,467	20,925
General and administrative	14,329	12,987
Impairment of fixed assets	1,551	—
Loss from operations	(26,503)	(20,590)
Convertible debt interest and amortization	(1,576)	(1,576)
Other (expense) income, net	(418)	286
Loss before income tax provision	(28,497)	(21,880)
Income tax provision	143	149
Net loss	$(28,640)	$(22,029)

Net loss per share:
Basic and diluted	$(0.64)	$(0.50)
Weighted average number of shares:
Basic and diluted	45,085	44,245

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Operating activities:
Net loss	$(28,640)	$(22,029)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,647	3,068
Amortization of debt issuance costs	373	373
Share-based compensation	11,225	8,170
Provision for doubtful accounts	(91)	(559)
Impairment of fixed assets	1,551	—
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(12,130)	(3,610)
Deferred costs	(48)	867
Prepaid expenses and other assets	(262)	(395)
Operating lease right-of-use assets and liabilities	(739)	(173)
Accounts payable and other liabilities	3,903	2,012
Accrued liabilities	(109)	3,918
Accrued payroll and other employee benefits	(13,246)	(7,573)
Deferred revenue	22,552	11,502
Net cash used in operating activities	(11,014)	(4,429)
Investing activities:
Purchases of property and equipment	(461)	(1,300)
Purchase of equity securities	—	(501)
Net cash used in investing activities	(461)	(1,801)
Financing activities:
Proceeds from employee stock plans	1,443	1,596
Tax withholding related to net share settlement of stock awards	(212)	(352)
Net cash provided by financing activities	1,231	1,244
Effect of foreign currency rates on cash	84	(219)
Net change in cash and cash equivalents	(10,160)	(5,205)
Cash and cash equivalents:
Beginning of period	227,553	329,134
End of period	$217,393	$323,929

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended March 31,		Year over Year
	2022	2021	% change
GAAP gross profit	$39,131	$34,886	12%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,983	421
Share-based compensation	825	826
Non-GAAP gross profit	$41,939	$36,133	16%

Non-GAAP gross margin	63.1%	58.9%

GAAP loss from operations	$(26,503)	$(20,590)	29%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	2,975	867
Severance	1,508	—
Share-based compensation	11,225	8,170
Total Non-GAAP adjustments	15,708	9,037
Non-GAAP loss from operations	$(10,795)	$(11,553)	(7)%

Non-GAAP loss from operations % of total revenue	(16.2)%	(18.8)%

GAAP net loss	$(28,640)	$(22,029)	30%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	15,708	9,037
Amortization of debt issuance costs	373	373
Tax impact related to non-GAAP adjustments	2,880	2,895
Non-GAAP net loss	$(9,679)	$(9,724)	—%

Non-GAAP diluted loss per share	$(0.21)	$(0.22)

Shares used in computing non-GAAP loss per share	45,085	44,245

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Cost of Subscription Items
Amortization of acquisition-related intangibles	1,983	408
Share-based compensation	151	148
Total cost of subscription items	$2,134	$556

Cost of Maintenance Items
Amortization of acquisition-related intangibles	—	13
Share-based compensation	91	104
Total cost of maintenance items	$91	$117

Cost of Services Items
Share-based compensation	583	574
Total cost of services items	$583	$574

Sales and Marketing Items
Amortization of acquisition-related intangibles	992	446
Severance	1,444	—
Share-based compensation	3,240	2,224
Total sales and marketing items	$5,676	$2,670

Research and Development Items
Share-based compensation	3,713	1,826
Total research and development items	$3,713	$1,826

General and Administrative Items
Severance	64	—
Share-based compensation	3,447	3,294
Total general and administrative items	$3,511	$3,294

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Adjusted EBITDA
GAAP Loss from Operations	$(26,503)	$(20,590)
Amortization of acquisition-related intangibles	2,975	867
Severance	1,508	—
Share-based compensation	11,225	8,170
Depreciation and other amortization	1,672	2,201
Adjusted EBITDA	$(9,123)	$(9,352)

Net cash used in operating activities	$(11,014)	$(4,429)
Purchase of property and equipment (excluding new headquarters)	(461)	(203)
Free Cash Flow	$(11,475)	$(4,632)

Guidance
	Q2 2022 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(23,400)	$(22,400)
Amortization of acquisition-related intangibles	2,600	2,600
Share-based compensation	11,600	11,600
Depreciation and other amortization	1,200	1,200
Adjusted EBITDA	$(8,000)	$(7,000)

	Full Year 2022 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(90,300)	$(87,300)
Amortization of acquisition-related intangibles	9,800	9,800
Severance	1,500	1,500
Share-based compensation	45,800	45,800
Depreciation and other amortization	5,200	5,200
Adjusted EBITDA	$(28,000)	$(25,000)